SUPPLEMENT DATED MAY 1, 2018
TO
PROSPECTUS DATED MAY 1, 2017

WEALTHQUEST III VARIABLE UNIVERSAL LIFE INSURANCE/
VARIABLE UNIVERSAL LIFE 08
POLICY
ISSUED BY
AMERICAN NATIONAL INSURANCE COMPANY
THROUGH ITS
AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT

This supplement amends your prospectus.  Please read it carefully and keep it with your prospectus for future reference.

As American National Insurance Company will observe the Thanksgiving and Christmas holidays by being closed for business on Friday, November 23, 2018 and Monday, December 24, 2018, the sub-section entitled "Policy Transactions" on page 20 is amended to read as follows:

Surrenders, transfers, and loans requested by you and premium payments (except for "Proper Lockbox Payments" as defined in the "Premiums" section) made by you are processed only on Valuation Dates that American National Insurance Company is open for business.  American National Insurance Company is closed for business on Friday, November 23, 2018 and Monday, December 24, 2018, in observation of the Thanksgiving and Christmas holidays.  On Valuation Dates American National Insurance Company is closed for business, only automated transactions (i.e. monthly deductions, periodic charges, dollar cost averaging program, portfolio rebalancing program, systematic withdrawal program) and Proper Lockbox Payments as defined in the "Premiums" section will be processed.  All other transactions will be processed on the next Valuation Date that we are open for business.

On pages 2 and 38, references to the Invesco V.I. Global Health Care Fund are amended to read that effective April 26, 2018, the Invesco V.I. Global Health Care Fund's name changed to Invesco V.I. Health Care Fund.

On pages 2 and 35, references to the Federated Managed Volatility Fund II are amended to read that effective April 30, 2018, the Federated Managed Volatility Fund II's share class was designated as "Primary Shares".

On page 1, the footnote #2 shown beside the Fidelity VIP Value Portfolio-Service Class 2 is hereby removed as this Portfolio is available for new investment.

Effective May 1, 2018, the electronic version of the Prospectus for the WealthQuest III VUL08 is no longer available through the ProspectusLink website.